M Large Cap Value Fund (MBOVX)

SUMMARY PROSPECTUS

April 28, 2026

Before you invest, you may want to review the M Large Cap Value Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.mfin.com/m-funds. You can also get this information at no cost by calling the Fund at (866) 439-9093. The Fund’s prospectus and statement of additional information, both dated April 27, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.43%
Distribution (12b-1) Fee	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.60%
1	The M Large Cap Value Fund, a series of M Funds, Inc. (the “Predecessor Large Cap Value Fund”), reorganized into the Fund following the close of business on April 24 , 2026. Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Large Cap Value Fund’s portfolio turnover rate was 57.88% of the average value of its portfolio.

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Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s sub-adviser, defines “large capitalization” companies as those companies with market capitalizations similar to companies in the Russell 1000® Index. As of March 31, 2025, the market capitalization range of companies in the Russell 1000® Index was between approximately $273 million and $3.3 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

The Fund invests primarily in equity securities that, in Brandywine’s opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine’s systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine-month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock’s price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine-month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund’s share price will fluctuate, which means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

•	Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
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•	Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund’s performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates fluctuate or economic conditions deteriorate. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and also has recently imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.
•	Additional Market Disruption Risk. Financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global developments and disruptions, including those arising out of geopolitical events, armed conflict, public health emergencies (such as the spread of infectious diseases, pandemics, and epidemics), natural disasters, terrorism and governmental or quasi-governmental actions. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the value and liquidity of the Fund and its investments.

In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region, and these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; the potential for wider conflict; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China’s leadership sought to bring about reunification by non-military means. Beginning in 2021, concerns escalated when China began sending military aircraft into Taiwan’s air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan’s national security. These actions have caused Taiwan and other countries to fear further escalation in the region. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund’s investments. Beginning in October 2023, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent of any market disruptions are impossible to predict, but could be substantial.

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•	Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.
•	Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.
•	Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser’s control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•	Cyber Security Risk. The Fund’s and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

•         Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund’s portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

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Performance

The following information may give some indication of the risks of investing in the Fund. The Fund is the successor to the Predecessor Large Cap Value Fund, a mutual fund with identical investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Large Cap Value Fund into the Fund on April 24, 2026. The performance provided in the bar chart and table is that of the Predecessor Large Cap Value Fund. The bar chart illustrates how the Predecessor Large Cap Value Fund’s average annual returns have varied from year to year for the past ten calendar years. The table below illustrates how the Predecessor Large Cap Value Fund’s average annual total returns compare with those of a broad measure of market performance, the Russell 1000® Index and the Russell 1000® Value Index, which is more representative of the market sector in which the Fund invests. The performance prior to December 31, 2019 reflects the performance results obtained under a different sub-adviser that used a different investment strategy. Had the current sub-adviser and investment strategies been in place during that period, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Predecessor Large Cap Value Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return: 16.06% (for the quarter ended 12/31/2022)

Lowest quarterly return: (28.75)% (for the quarter ended 3/31/2020)

The table below shows the Predecessor Large Cap Value Fund’s average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000® Index and the Russell 1000® Value Index. You cannot invest directly in an index. The Index returns are calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns

(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Predecessor Large Cap Value Fund	17.31%	13.92%	9.61%
Russell 1000® Index[1]	17.37%	13.59%	14.59%
Russell 1000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
1	The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements and serves as the Fund’s regulatory index.
2	The Russell 1000® Value Index is the Fund’s additional index and is more representative of the Fund’s risk and return than the regulatory risk.
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Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Brandywine is the sub-adviser for the Fund.

The Fund is managed by a team of portfolio managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio. The team is led by:

Portfolio Manager	Since	Title
AJoseph J. Kirby	May 2020 for the Predecessor Large Cap Value Fund	Portfolio Manager
Henry F. Otto	May 2020 for the Predecessor Large Cap Value Fund	Managing Director and Portfolio Manager
Steven M. Tonkovich	May 2020 for the Predecessor Large Cap Value Fund	Managing Director and Portfolio Manager

Other Important Information

For important information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 27 of the Fund’s prospectus.

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